May 2021 to combine with Confidential | Not For Distribution Exhibit 99.7

Strategic combination of supply chain planning and execution supported by leading global trade network 2 CONFIDENTIAL | NOT FOR DISTRIBUTION

Compelling strategic and financial combination 3 CONFIDENTIAL | NOT FOR DISTRIBUTION Note: E2open FYE 2/28. BluJay FYE 3/31. (1) Combined company cost base calculated as Revenue – Adj. EBITDA.

BluJay is a global SaaS-based, logistics execution platform


Data
See & Solve
Network
Connect &
Collaborate
Applications
Automate &
Optimize
Shippers
LSPs
Forwarders
Data
Visualization
BluIQ by BluJay
Collaboration
Supplier /
Client Portals
LSP
Portal
Customer
Portal
BluJay Carrier Network
Global Trade
Management
Global Customs Management
Transportation
Management
TMS for
Shippers
LSP
Platform
TMS for
Forwarders
Last Mile
MobileSTAR
Parcel

4
CONFIDENTIAL | NOT FOR DISTRIBUTION

5 E2open’s cloud-based platform offers end-to-end supply chain capabilities SUPPLY CHAIN DIGITAL TWIN CHANNEL SHAPING DEMAND SENSING BUSINESS PLANNING TRANSPORTATION & LOGISTICS COLLABORATIVE MANUFACTURING SUPPLY MANAGEMENT GLOBAL TRADE MANAGEMENT E2NET E2OPEN’S UNIQUE ADVANTAGE IS ITS COMBINATION OF NETWORK, DATA AND APPLICATIONS IN A SINGLE PLATFORM CONFIDENTIAL | NOT FOR DISTRIBUTION

BluJay adds considerable capabilities to E2open's platform, enhancing logistics execution

Offerings

Global Connectivity	End-to-End Visibility	Compliance Management	Comprehensive Applications	Unique Proprietary Data

- Transportation Management
- Customs Management
- Last Mile / Parcel
- Yard Management
- Dropship Commerce
- BluIQ

Customers

Ocean Carriers
- Real-time visibility into ocean carrier's fleet
- Ensures compliance with multi-regional regulations and guidelines
- Multiple partners can leverage technology through common platform

Over-the-Road Carriers
- Leading solution for carriers delivering goods on-land
- Automated processes include real-time tendering, updates, and invoicing
- Real-time market data delivered via proprietary products

Forwarders
- Multi-modal solution for multiple languages, currencies and time zones
- Automates key workflows and processes, reducing cost and time required for each shipment

Manufacturers
- Real-time visibility and access to 50,000+ trade partners
- Global trade network helps manage customs, warehouse process flows, and compliance concerns in real-time

ENHANCING E2OPEN'S LOGISTICS NETWORK WILL DRIVE SUBSTANTIAL ROI FOR CUSTOMERS

Core customer category for BluJay | Core customer category for E2open

6
CONFIDENTIAL | NOT FOR DISTRIBUTION

7 Combination expands global trade network Demand Ecosystem Global Trade Ecosystem Supply Ecosystem Logistics Ecosystem 2m Resellers $2bn Claims processed per quarter 40m Channel sales transactions per month 94m Channel inventory transactions per month 12m Annual export pre-customs entry lines 92m Daily restricted party list screenings 183 Countries covered 15m Free trade aggregate bill of materials qualifications annually 61m Orders 58m Shipments 17m Invoices 480k Supply and manufacturing nodes 26% of global bookings 46m Containers tracked per month 9m Bookings per month 17m Bills of lading per month 220k+ Network participants 11m Customs declarations 140m Packages 1.7bn Package scans 17m Annual ground loads $40bn Annual commerce spend $18bn Freight spend 50k+ Network participants Note: Preliminary combined trading partners across E2open and BluJay does not take into account potential overlap. CONFIDENTIAL | NOT FOR DISTRIBUTION 1.9bn Annual transactions 58m Electronic declarations

Note: Metrics as of FY21A. (1) Includes Aerospace and Defense / Automotive. (2) Includes CPG, Apparel, Footwear and Retail. (3) Other consists of Agriculture, Business and Financial Services, Education, Medical devices, Oil & Gas, Non-Profit, Pharmaceuticals and Biotech. (4) Reflects preliminary combined customers across E2open and BluJay, and does not take into account potential overlap. (5) Enterprise customer defined as >$100k in spend. Combined marquee blue-chip customer bases provide significant opportunity for accelerated revenue growth 8 Industrial(1) Consumer(2) Other(3) Transportation Technology CONFIDENTIAL | NOT FOR DISTRIBUTION

Purpose Lower the cost of daily living by enabling the most cost effective and environmentally sound production and distribution of goods and services. Mission Build the most comprehensive and capable end-to-end goal supply chain software ecosystem combining networks, data and applications to deliver enduring customer value. Operating Principles Values Be Prepared Empathy Build Relationships on Trust and Respect Integrity Be Direct and Transparent Inclusion Learn and Operate with Intensity Collaboration Make and Meet Commitments Reliably Decisiveness Always Add Value Aspiration Own the Results Innovation Our Mission and Purpose are Achieved through the Foundation of Operating Principles and Values

The Combination is awaiting Regulatory Approval At the appropriate time, E2open is committed to providing clear and timely communications to support the transition for all employees Meanwhile, if you are contacted by someone else other than customers and prospects, do not try to engage with them yourself – direct them to Adam Rogers (adam.rogers@e2open.com)

Welcome to the E2open Family !

12 Additional Information In connection with the proposed acquisition, E2open intends to file with the SEC a preliminary proxy statement, and after the preliminary proxy is declared effective, E2open will mail a definitive proxy statement relating to the proposed acquisition to its shareholders. This announcement does not contain all the information that should be considered concerning the proposed acquisition and is not intended to form the basis of any investment decision or any other decision in respect of the acquisition. E2open's shareholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and the definitive proxy statement and other documents filed in connection with the proposed acquisition, as these materials will contain important information about BluJay and the acquisition. When available, the definitive proxy statement and other relevant materials for the proposed acquisition will be mailed to shareholders of E2open as of a record date to be established for voting on the proposed acquisition. Shareholders are able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to: E2open, 9600 Great Hills Trail, Suite 300E, Austin, TX 78759. Participants in the Solicitation E2open and its directors and executive officers may be deemed participants in the solicitation of proxies from E2open’s shareholders with respect to the proposed acquisition. A list of the names of those directors and executive officers and a description of their interests in E2open is contained in its Annual Report on Form 10-K for the year ended February 28, 2021, which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to E2open, 9600 Great Hills Trail, Suite 300E, Austin, TX 78759. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed acquisition when available. BluJay and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of E2open in connection with the proposed acquisition. A list of the names of such directors and executive officers and information regarding their interests in the proposed acquisition will be included in the preliminary proxy statement for the proposed acquisition. No Offer or Solicitation This announcement is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of E2open or BluJay, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

13 Non-GAAP Financial Measures This announcement includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including adjusted EBITDA. These non-GAAP financial measures are not a measure of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity, or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly titled measures used by other companies.   The Company believes this non-GAAP measure of financial results provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.   Safe Harbor Statement Certain statements in this announcement are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company's future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company's expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this announcement are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "outlook," "guidance" or the negative of those terms or other comparable terminology. Please see the Company's documents filed or to be filed with the Securities and Exchange Commission, including the annual report filed on Form 10-K, and any amendments thereto for a discussion of certain important risk factors that relate to forward-looking statements contained in this announcement. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Any forward-looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.